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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 31, 2000
                Date of Report (Date of Earliest Event Reported)


                             STEARNS & LEHMAN, INC.
             (Exact Name of Registrant as Specified in its Charter)



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                           COMMISSION FILE NO. 0-21879

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             OHIO                                          34-1579817
  (State or other jurisdiction                            (IRS Employer
of incorporation or organization)                       Identification No.)

         30 PARAGON PARKWAY
           MANSFIELD, OHIO                                    44903
(Address of principal executive offices)                    (Zip code)

                                 (419) 522-2722
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)







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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Stearns & Lehman, Inc. ("Stearns") has completed a review of its auditing service provider and decided to select Deloitte & Touche ("Deloitte") as the accountants to audit Stearns' consolidated financial statements for the year ending April 30, 2001. Accordingly, on October 31, 2000, Stearns entered into a letter agreement engaging Deloitte as the accountant to audit Stearns' consolidated financial statements. Also, on October 31, 2000, Stearns dismissed PricewaterhouseCoopers LLP ("PricewaterhousCoopers"), the accountant which had been Stearns auditing service provider. PricewaterhouseCoopers' reports on the consolidated financial statements of Stearns for the fiscal years ended April 30, 1999 and April 30, 2000 (the two most recently completed fiscal years of Stearns, which are referred to herein as the "Prior Report Periods') contained no adverse opinion or disclaimer of opinion. No report on the consolidated financial statements for the Prior Report Periods was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change auditors was recommended by the audit committee of the Board of Directors of Stearns and approved by the Board of Directors of Stearns. During the Prior Report Periods and through October 31, 2000, preceding the replacement of PricewaterhouseCoopers, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make any reference to the disagreement in their reports on the consolidated financial statements.

Stearns has not consulted with Deloitte during the last two years or subsequent interim period on either the application of accounting principles or type of opinion Deloitte might issue on Stearns' consolidated financial statements.

Stearns requested PricewaterhouseCoopers to furnish a letter to the SEC stating whether PricewaterhouseCoopers agreed with the above statements. A copy of the PricewaterhouseCoopers letter to the SEC dated November 2, 2000 is filed as an exhibit herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

Exhibit #1.       Letter from PricerwaterhouseCoopers LLP dated November 2,
                  2000, to the Securities and Exchange Commision pursuant to
                  Item 304 (a)(3) of Regulation S-K.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2000                     STEARNS & LEHMAN, INC.
                                                 (Registrant)


                                           /s/ William C. Stearns
                                           -----------------------
                                           William C. Stearns
                                           President

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